EXHIBIT 10.4

Resignation


I hereby resign from (1) my position as a director of Datameg Corporation, a Delaware corporation (the "Company"), and (2) any offices I may hold with the Company, in each case effective as of the date written below.



						/s/ Andrew Benson
						--------------------
						    Andrew Benson


						April 29, 2005
						Effective Date


I hereby authorize any officer, director or agent of the Company to insert the effective date in the area above.


						/s/ Andrew Benson
						--------------------
						    Andrew Benson